Putnam Large Cap Growth Fund
The fund's portfolio
4/30/24 (Unaudited)

COMMON STOCKS (98.7%)(a)
	Shares	Value
Aerospace and defense (0.9%)
TransDigm Group, Inc.	75,656	$94,420,958

		94,420,958
Automobiles (1.0%)
Tesla, Inc.(NON)	571,917	104,820,948

		104,820,948
Biotechnology (0.6%)
Regeneron Pharmaceuticals, Inc.(NON)	68,028	60,589,818

		60,589,818
Broadline retail (8.0%)
Amazon.com, Inc.(NON)	4,524,951	791,866,425

		791,866,425
Building products (1.3%)
Trane Technologies PLC	417,706	132,554,822

		132,554,822
Capital markets (0.8%)
S&P Global, Inc.	187,114	77,807,615

		77,807,615
Chemicals (0.8%)
Sherwin-Williams Co. (The)	278,298	83,380,864

		83,380,864
Commercial services and supplies (0.8%)
Waste Connections, Inc.	493,171	79,938,087

		79,938,087
Consumer staples distribution and retail (0.8%)
Costco Wholesale Corp.	105,805	76,486,435

		76,486,435
Entertainment (3.0%)
Live Nation Entertainment, Inc.(NON)	575,326	51,152,235
Netflix, Inc.(NON)	310,595	171,026,031
Universal Music Group NV (Netherlands)	2,418,420	71,040,614

		293,218,880
Financial services (5.1%)
Mastercard, Inc. Class A	623,415	281,284,848
Visa, Inc. Class A(S)	835,470	224,415,597

		505,700,445
Ground transportation (2.4%)
Canadian Pacific Kansas City, Ltd. (Canada)	1,288,803	101,080,819
Uber Technologies, Inc.(NON)	2,007,591	133,043,056

		234,123,875
Health care equipment and supplies (4.4%)
Boston Scientific Corp.(NON)	1,930,592	138,751,647
Dexcom, Inc.(NON)	836,899	106,612,564
IDEXX Laboratories, Inc.(NON)	80,658	39,745,036
Intuitive Surgical, Inc.(NON)	396,511	146,954,907

		432,064,154
Health care providers and services (2.2%)
UnitedHealth Group, Inc.	457,265	221,179,081

		221,179,081
Hotels, restaurants, and leisure (3.3%)
Booking Holdings, Inc.	42,844	147,898,773
Chipotle Mexican Grill, Inc.(NON)	36,776	116,197,450
DraftKings, Inc. Class A(NON)	1,615,981	67,160,170

		331,256,393
Interactive media and services (9.8%)
Alphabet, Inc. Class C(NON)	3,702,984	609,659,286
Meta Platforms, Inc. Class A	834,535	358,991,921

		968,651,207
Life sciences tools and services (1.6%)
Danaher Corp.	373,944	92,222,069
Lonza Group AG (Switzerland)	114,067	63,157,950

		155,380,019
Pharmaceuticals (3.8%)
AstraZeneca PLC (United Kingdom)	674,669	101,580,755
Eli Lilly and Co.	347,773	271,645,490

		373,226,245
Professional services (0.6%)
Equifax, Inc.(S)	282,936	62,299,678

		62,299,678
Real estate management and development (0.6%)
CoStar Group, Inc.(NON)	630,633	57,721,838

		57,721,838
Semiconductors and semiconductor equipment (15.2%)
Advanced Micro Devices, Inc.(NON)	886,783	140,448,692
Applied Materials, Inc.	680,432	135,167,817
Broadcom, Inc.	265,078	344,672,971
NVIDIA Corp.	1,021,498	882,594,702

		1,502,884,182
Software (19.6%)
Cadence Design Systems, Inc.(NON)	530,192	146,136,821
Fair Isaac Corp.(NON)	62,229	70,525,993
HubSpot, Inc.(NON)	126,674	76,621,302
Microsoft Corp.	3,097,518	1,205,956,683
Oracle Corp.	940,008	106,925,910
Salesforce, Inc.	792,626	213,168,836
Synopsys, Inc.(NON)	225,467	119,630,536

		1,938,966,081
Specialized REITs (1.1%)
American Tower Corp.(R)	611,970	104,989,573

		104,989,573
Specialty retail (1.6%)
Home Depot, Inc. (The)	263,306	88,002,131
O'Reilly Automotive, Inc.(NON)	67,017	67,905,645

		155,907,776
Technology hardware, storage, and peripherals (8.5%)
Apple, Inc.	4,951,036	843,309,962

		843,309,962
Textiles, apparel, and luxury goods (0.9%)
Lululemon Athletica, Inc. (Canada)(NON)	244,988	88,342,671

		88,342,671

Total common stocks (cost $4,312,072,928)		$9,771,088,032

SHORT-TERM INVESTMENTS (2.0%)(a)
	Shares	Value
Putnam Cash Collateral Pool, LLC 5.61%(AFF)	57,676,195	$57,676,195
Putnam Short Term Investment Fund Class P 5.48%(AFF)	143,600,145	143,600,145

Total short-term investments (cost $201,276,340)		$201,276,340
TOTAL INVESTMENTS

Total investments (cost $4,513,349,268)		$9,972,364,372

	Notes to the fund's portfolio
	Unless noted otherwise, the notes to the fund's portfolio are for the close of the fund's reporting period, which ran from August 1, 2023 through April 30, 2024 (the reporting period). Within the following notes to the portfolio, references to "Putnam Management" represent Putnam Investment Management, LLC, the fund's manager, an indirect wholly-owned subsidiary of Franklin Resources, Inc., references to "ASC 820" represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to "OTC", if any, represent over-the-counter.
(a)	Percentages indicated are based on net assets of $9,903,506,049.
(NON)	This security is non-income-producing.
(AFF)	Affiliated company. For investments in Putnam Cash Collateral Pool, LLC and Putnam Short Term Investment Fund, the rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period. Transactions during the period with any company which is under common ownership or control were as follows:
	Name of affiliate	Fair value as of 7/31/23	Purchase cost	Sale proceeds	Investment income	Shares outstanding and fair value as of 4/30/24
	Short-term investments
	Putnam Cash Collateral Pool, LLC*#	$243,021,650	$999,596,273	$1,184,941,728	$5,133,465	$57,676,195
	Putnam Government Money Market Fund Class G†	—	16,000,000	16,000,000	11,893	—
	Putnam Short Term Investment Fund Class P‡	140,684,570	586,630,722	583,715,147	6,288,962	143,600,145

	Total Short-term investments	$383,706,220	$1,602,226,995	$1,784,656,875	$11,434,320	$201,276,340
	* The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The remaining maturities of the securities lending transactions are considered overnight and continuous. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. The fund receives cash collateral, which is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC and there were no realized or unrealized gains or losses during the period.
	# At the close of the reporting period, the fund received cash collateral of $57,676,195 for securities loaned. The rate quoted in the security description is the annualized 7-day yield at the close of the reporting period. At the close of the reporting period, the value of securities loaned amounted to $55,617,051.
	† Management fees paid by the fund are reduced by an amount equal to the management fees paid by Putnam Government Money Market Fund with respect to assets invested by the fund in Putnam Government Money Market Fund. There were no realized or unrealized gains or losses during the period.
	‡ Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.
(R)	Real Estate Investment Trust.
(S)	This security is on loan, in part or in entirety, at the close of the reporting period.
	Security valuation: Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.
	Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under ASC 820. If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.
	Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.
	Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. Short-term securities with remaining maturities of 60 days or less are valued using an independent pricing service approved by the Trustees, and are classified as Level 2 securities.
	To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security's fair value, the security will be valued at fair value by Putnam Management, which has been designated as valuation designee pursuant to Rule 2a-5 under the Investment Company Act of 1940, in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.
	To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund's investments. The three levels are defined as follows:
Level 1: Valuations based on quoted prices for identical securities in active markets.
Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.
The following is a summary of the inputs used to value the fund's net assets as of the close of the reporting period:
	Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks*:
Communication services	$1,190,829,473	$71,040,614	$—
Consumer discretionary	1,472,194,213	—	—
Consumer staples	76,486,435	—	—
Financials	583,508,060	—	—
Health care	1,077,700,612	164,738,705	—
Industrials	603,337,420	—	—
Information technology	4,285,160,225	—	—
Materials	83,380,864	—	—
Real estate	162,711,411	—	—

Total common stocks	$9,535,308,713	$235,779,319	$—
Short-term investments	—	201,276,340	—

Totals by level	$9,535,308,713	$437,055,659	$—
* Common stock classifications are presented at the sector level, which may differ from the fund's portfolio presentation.
For additional information regarding the fund please see the fund's most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission's Web site, www.sec.gov, or visit Putnam's Individual Investor Web site at www.putnam.com